TRANSCRIPT – HIT Video (as of December 31, 2025)

Michael Aaron, Business Manager, LIUNA Local 1191: Detroit hit a rough spot. But in the last five years, I can say Detroit is truly being revitalized.

Terry Gilligan, Former Business Manager, Pipefitters Local 636: “The whole downtown area and the surrounding areas have been experiencing a resurrection.

Roy S. Roberts, Residences @ 150 Bagley Dev. Team: But there’s a lot of people here that don’t have the economics to be able to afford places to live.

Sonya Mays, President & CEO, Develop Detroit: How do we create housing that is accessible?

Text: 989 Housing Units Created or Preserved

Adrienne Bennett, President & CEO, Benkari LLC: It’s all about giving back to the community, and anyone that we could be affiliated with that will do that, that’s a win-win for everybody.

Text: Residences @ 150 Bagley

UNION BUILT PROJECT IS PROUDLY FINANCED BY THE AFL-CIO HOUSING INVESTMENT TRUST

COMPETITIVE RETURNS | UNION CONSTRUCTION JOBS | HOUSING FINANCE

AFLCIO-HIT.COM

Mr. Roberts: The HIT coming in was absolutely incredible. It was very meaningful.

Tom Goss, Chairman, Goss LLC, Residences @ 150 Bagley Dev. Team: It became clear that they wanted a real presence in Detroit.

Text: $197.0 Million Total Development Cost

Ms. Mays: The typical downtown central business district type development tends to skew towards “how do we get the most economic value out of a site”? But it can’t just be about dollars and cents, it has to be about doing the right thing for community, doing the right thing for the workforce.

Mr. Aaron: And with the AFL-CIO HIT fund, my members are having a chance to build their community.

Text: Residences @ 150 Bagley

UNION BUILT PROJECT IS PROUDLY FINANCED BY THE AFL-CIO HOUSING INVESTMENT TRUST

COMPETITIVE RETURNS | UNION CONSTRUCTION JOBS | HOUSING FINANCE

AFLCIO-HIT.COM

Text: Residences @ 150 Bagley

Mr. Goss: The wonderful building behind us sat vacant for over 35 years. Twenty percent of our building will be affordable housing.

Text: Freelon at Sugar Hill

Ms. Mays: In the Sugar Hill Development, almost 25% of the units are for veterans.

Byron Osbern, Business Representative, IBEW Local 58: The proximity of this to the VA is huge.

Julie DeGraaf Velazquez, Vice President, Preservation of Affordable Housing: We think of Sugar Hill as a building with a mission. It is a place that has incredible vibrancy and creativity. There are so many people who are long time Detroiters, who are so committed to the city’s continued growth and resurgence.

Mr. Goss: We are using all union labor force within our building.

Ms. Bennett: It’s a strong union city.

Terry Gilligan, Business Manager, Pipefitters Local 636: The unions are going to provide great training, a safe workplace. They’re going to bring in those projects on time and under budget. The city has a great union heritage. We’re the backbone of the automotive industry here in Detroit.

Text: Detroit Manufacturing Systems (DMS)

Bernie Ricke, Former President, UAW Local 600: “A good example of the positive impact HIT has had is Detroit Manufacturing Systems. They took over basically an abandoned factory and we’ve grown to about 1,100 members there now, mostly residents of the city of Detroit.”

Tony Richard, President, UAW Local 600: “When it’s in the inner city, now, we have people who work at DMS that can walk to that plant.”

Mr. Ricke: “It’s had real positive impact and not only on the city, but on the lives of our 1,100 members.”

Byron Osbern, Business Representative, IBEW Local 58: “It’s good to know, and it’s even better to show that the HIT fund is our members’ money in action.”

Alex Zurek, Secretary Treasurer, Michigan Labor District Council: “The projects get started, that money follows back into the pension funds, goes back into the AFL HIT programs, and then they invest in our local communities and put our people to work.”

Text: Building America, Community Development Entity Inc.

A.K. Bennett, Project Manager & Ossie Motton, Foreman: “The location is phenomenal, right here in Midtown Detroit: you’ve got mixed income and it’s got proximity to everything you want.

Text: Residences @ 150 Bagley

UNION BUILT PROJECT IS PROUDLY FINANCED BY THE AFL-CIO HOUSING INVESTMENT TRUST

COMPETITIVE RETURNS | UNION CONSTRUCTION JOBS | HOUSING FINANCE

AFLCIO-HIT.COM

So seeing that the union and HIT are making these sound investments into things that are going to allow all of us to retire and for future generations, because this building’s going to be around a lot longer than we will be.

Patrick Devlin, Former Sec. Treasurer, Michigan Building and Construction Trades Council: “I mean, especially with city council and the mayor, it really draws a lot of attention to what we’re all about, and that we’re willing to reinvest into our communities.

Liz Shuler, President, AFL-CIO HIT Trustee: “Projects like this really shows how we can use union capital. We can create jobs and we can actually revitalize a whole community.”

Text: HIT’s Detroit Impact

9 Projects

$95.2 Million Invested or Allocated

1.5 Million Hours of Union Construction Work

989 Units of Housing (75% affordable)

$629.9 Million total economic impacts

Mr. Osbern: The partnership with HIT is really the lifeblood of us continuing on.

Mr. Aaron: HIT has been a savior for building and revitalizing Detroit.

HIT’s National Impact:

630 Projects

$11.6 Billion Invested or Allocated

215.5 Million Hours of Union Construction Work

247,007 Jobs Across Communities

131,617 Units of Housing (67% Affordable)

$51.0 Billion Total Economic Impacts

AFL-CIO Housing Investment Trust

Competitive Returns | Union Construction Jobs | Housing Finance

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.  Building America CDE, Inc. is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio.

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

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